                                                                                                                        December 21, 2015

ADVANTAGE FUNDS, INC.

-          Dreyfus Total Emerging Markets Fund

Supplement to Summary Prospectus dated August 3, 2015 and

Statutory Prospectus dated February 27, 2015, As Revised August 3, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Sean P. Fitzgibbon, CFA, Alexander Kozhemiakin, Ph.D., CFA, and Gaurav Patankar are the fund's primary portfolio managers.  Mr. Fitzgibbon and Mr. Patankar are the fund’s  primary portfolio managers responsible for the fund's equity investments, a position they have held since the fund's inception in February 2011 and December 2015, respectively.  Mr. Kozhemiakin is the fund’s  primary portfolio manager responsible for the fund's fixed-income investments, a position he has held since the fund's inception in February 2011.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Kozhemiakin is the managing director of emerging market strategies and the Emerging Markets Debt Team Leader at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.  Mr. Patankar is a managing director, portfolio manager and senior research analyst at TBCAM.  He also has been employed by Dreyfus since October 2015.  Messrs. Fitzgibbon, Kozhemiakin and Patankar also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

Sean P. Fitzgibbon, CFA, Alexander Kozhemiakin, Ph.D., CFA, and Gaurav Patankar are the fund's primary portfolio managers.  Mr. Fitzgibbon and Mr. Patankar are the fund’s primary portfolio managers responsible for the fund's equity investments, a position they have held since the fund's inception in February 2011 and December 2015, respectively.  Mr. Kozhemiakin is the fund’s primary portfolio manager responsible for the fund's fixed-income investments, a position he has held since the fund's inception in February 2011.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed (or with an affiliate) since 1991.  Mr. Kozhemiakin is the managing director of emerging market strategies and the Emerging Markets Debt Team Leader at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since February 2007.  Mr. Patankar is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since November 2013. Prior thereto, he was employed as a portfolio manager at Lockheed Martin Investment Management Company since September 2009.  He has been employed by Dreyfus since October 2015.  Messrs. Fitzgibbons, Kozhemiakin and Patankar manage the fund in their capacity as employees of Dreyfus.

6301STK1215